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                                                                    EXHIBIT 23.1

                      Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-63897) of Three D Departments, Inc. of our report dated October 16, 1997 appearing on page 14 of this Form 10-K.


PRICE WATERHOUSE LLP

Los Angeles, California
October 30, 1997